UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 26, 2007
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                          WORLD ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


       South Carolina                   0-19599                  57-0425114
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


108 Frederick Street, Greenville, South Carolina                  29607
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (864) 298-9800
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                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition; and

Item 7.01 Regulation FD Disclosure.

On April 26, 2007, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its fourth fiscal quarter and fiscal year ended March 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit Number    Description of Exhibit
      --------------    ----------------------
      99.1              Press release issued April 26, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WORLD ACCEPTANCE CORPORATION
                                  ----------------------------
                                        (Registrant)

Date:  April 26, 2007
                              By: /s/ Kelly Malson Snape
                                  ------------------------------------------
                                  Kelly Malson Snape
                                  Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit           Description
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99.1              Press Release dated April 26, 2007